Exhibit 99.1

U.S. GoldMining Provides Update on Exploration Targets at the

Whistler Gold-Copper Project, Alaska

Anchorage, Alaska – May 15, 2025 – U.S. GoldMining Inc. (NASDAQ: USGO) (“U.S. GoldMining” or the “Company”) is pleased to provide an update on the results of exploration target delineation and analysis performed for the Whistler Gold-Copper Project (the “Whistler Project” or the “Project”) in Alaska, U.S.A.

Highlights:

●	The Whistler Project lies within the emerging West Susitna Mineral District located just 100 miles west of Anchorage, Alaska.

●	The Company’s 100% owned land package consists of 53,700 acres of State mining claims encompassing three separate gold ± copper ± silver mineral systems identified to date.

○	Whistler - Raintree mineral system – includes the Whistler and Raintree West deposits which are hosted within the broader Whistler Orbit intrusive center, comprising multiple additional mapped porphyry intrusions spread over an area of approximately 5 x 5 km, interpreted as a classic ‘porphyry cluster’ with potential for additional gold ± copper ± silver mineralization to be discovered.

○	Island Mountain mineral system – encompasses the known Island Mountain deposit plus several additional porphyry or intrusion related gold targets over an area of mapped intrusive rocks with diameter of +3 km.

○	Muddy Creek mineral system – a large gold-in-soil geochemical footprint over an area of approximately 6 km x 4 km with an intrusion-related gold geochemical signature.

●	The Company is currently undertaking further analysis to rank and prioritize the numerous targets located across each of the three gold ± copper ± silver mineral systems identified to date, and to develop phased exploration programs which could commence this coming summer.

Tim Smith, Chief Executive Officer of U.S. GoldMining, commented: “The three Au-Cu-Ag porphyry deposits which comprise the existing Whistler Project mineral resource estimate - Whistler, Raintree and Island Mountain - occupy only ~1% of the Company’s land holdings, highlighting the broader potential for the Project. Across the Project’s large land package, we have identified numerous additional porphyry or intrusion related drill targets. Importantly, we recognize that the initial deposits delineated from approximately 75,000 meters of drilling completed to date, each occur within a broader mineral system that encompasses similar geological characteristics with the known deposits, thereby highlighting the potential for further discoveries using proven exploration vectors and methodologies.

In addition to the recently announced initial economic assessment launched on the known gold-copper deposits, plus numerous exploration targets defined for further growth, Whistler is located proximally to major infrastructure and stands to benefit from partnering on State-led initiatives that will connect the Project to that infrastructure via the planned West Susitna Access Road. Furthermore, Whistler is situated within one of the more favorable mining jurisdictions in the United States, which is experiencing strong political tailwinds at both State and Federal levels. Coupled with recent all-time high gold prices and predicted strong future demand for copper, we are strongly encouraged by the potential to unlock significant additional value for stakeholders in 2025 and beyond.”

The Company’s geological analysis conducted since completing the 2024 drilling campaign, indicates significant potential to build upon the Company’s first two highly successful field seasons completed at Whistler during the summer of 2023 and 2024, and incorporates knowledge compiled from drilling, relogging of historical drill core, surface mapping and sampling, and geophysical processing and interpretation.

510,000 mE
520,000 mE
6,880,000 mN
6,870,000 mN
6,860,000 mN
6,850,000 mN
Whistler – Raintree Mineral System
Korbel
Mammoth
Raintree North
Big White
Raintree East
Whistler Deposit
Raintree Deposit
Sunbowl
Hotfoot
Whistler Camp
Rainmaker
Legend
Property
Deposit
Au Target
District Au Deposit
U.S. GOLDMINING
EXPLORATION TARGETS
WHISTLER PROJECT
ALASKA, U.S.A.
Map Coordinate System:
NAD 1983 UTM Zone 05N
Contact Zone
Muddy Creek
Arsenoknob
Muddy Creek Mineral System
Howell Zone
Cirque Zone
Island Mountain Mineral System
RPM
Island Mtn Deposit
Super Conductor
5 km

Figure 1 The Whistler Project, containing three gold ± copper ± silver mineral systems: Whistler - Raintree which contains the existing Whistler and Raintree deposits, Island Mountain which contains the namesake gold deposit and several additional undrilled targets, and Muddy Creek which contains potential for discovery of an intrusive related gold system.

Potential exploration programs are expected to run in parallel to the Company’s previously announced initial economic assessment for the Project, thereby maximizing Whistler’s full potential in investigating not only the mine development potential of the existing resources, but also to build a pipeline of resources which could feed into a larger potential future mining opportunity at the Whistler Project. Exploration programs, which are currently in the design phase, would aim to build upon the successes of the 2023-2024 exploration programs, that included:

●	The longest drill intercept of consistent mineralization ever recorded at the Whistler Deposit: 652.5 meters (m) at 0.73 grams per tonne (g/t) gold (Au), 0.16% copper (Cu) and 1.5 g/t silver (Ag), or 1.00 g/t gold equivalent (AuEq)*, from 7.0 m to 659.5 m down hole. See news release dated September 30, 2024, for further information.

●	A new drill discovery announced near Raintree West: 138.0 m at 0.99 g/t AuEq (comprised of 0.89 g/t Au and 0.05% Cu) plus 17.57 g/t Ag, 0.44% Pb and 0.95% Zn, located 500 meters south of the Raintree West deposit in an area with no previous drilling. See news release dated February 10, 2025, for further information.

Technical Information

Tim Smith, P.Geo., Chief Executive Officer of U.S. GoldMining, has supervised the preparation of this news release and has reviewed and approved the scientific and technical information contained herein. Mr. Smith is a “qualified person” as defined in Canadian National Instrument 43-101 – Standards of Disclosure for Mineral Projects.

For further information regarding the Project and the mineral resource estimates referenced herein, refer to the technical report summary titled “S-K 1300 Technical Report Summary Initial Assessment for the Whistler Project, South Central Alaska” with an effective date of September 12, 2024, and the technical report titled “NI 43-101 2024 Updated Mineral Resource Estimate for the Whistler Project, South Central Alaska” with an effective date of September 12, 2024, available under the Company’s respective profiles at www.sec.gov and www.sedarplus.ca.

About U.S. GoldMining Inc.

U.S. GoldMining Inc. is an exploration and development company focused on advancing the 100% owned Whistler Gold-Copper Project, located 105 miles (170 kilometers) northwest of Anchorage, Alaska, U.S.A. The Whistler Project consists of several gold-copper porphyry deposits and exploration targets within a large regional land package entirely on State of Alaska Mining claims totaling approximately 53,700 acres (217.5 square kilometers). The Whistler Project Mineral Resource Estimate comprises 294 Mt at 0.68 g/t AuEq for 6.48 Moz AuEq Indicated, plus 198 Mt at 0.65 g/t AuEq for 4.16 Moz AuEq Inferred.

Visit www.usgoldmining.us for more information, including high resolution figures.

For additional information, please contact:

U.S. GoldMining Inc.

Alastair Still, Chair

Tim Smith, Chief Executive Officer

Telephone Toll Free: 1-833-388-9788

Email: info@usgoldmining.us

Forward-Looking Statements

Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” within the meaning of the United States federal securities laws and “forward-looking information” within the meaning of applicable Canadian securities laws (collectively, “forward-looking statements”). Such statements include statements with regard to the Company’s expectations regarding the Project, planned work programs, including an initial economic assessment, and the project’s exploration potential. Words such as “expects”, “anticipates”, “plans”, estimates” and “intends” or similar expressions are intended to identify forward-looking statements. Forward-looking statements are based on U.S. GoldMining’s current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict and involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of future exploration may not confirm expectations, variations in the underlying assumptions associated with the estimation or realization of mineral resources, the availability of capital to fund programs, accidents, labor disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals or permits, title disputes other risks inherent in the exploration and development of mineral properties and the other risk factors set forth in the Company’s filings with the U.S. Securities and Exchange Commission at.www.sec.gov and Canadian Securities Administrators at www.sedarplus.ca. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release. Forward-looking statements contained in this news release are made as of this date, and U.S. GoldMining does not undertake any duty to update such information except as required under applicable law.